                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                                     FORM 8-K

                                              CURRENT REPORT PURSUANT
                                           TO SECTION 13 OR 15(d) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):                          April 17, 2001

                            FACTUAL DATA CORP.
             (Exact name of registrant as specified in its charter)

                                 Colorado
                 (State or Other Jurisdiction of Incorporation)

     0-24205                                                          84-1449911
(Commission File Number)                                           (I.R.S. Employer
                                                                  Identification  No.)

                              5200 Hahns Peak Drive
                         Loveland, Colorado 80538
                    (Address of principal executive offices)

                              (970) 663-5700
              (Registrant's telephone number, including area code)